                                 [MARINER LOGO]


                              FOR IMMEDIATE RELEASE


Contact:  Mariner Health Care, Inc.
          Boyd Gentry
          Senior Vice President and Treasurer
          678-443-6872

                           MARINER HEALTH CARE REPORTS
                           2004 THIRD QUARTER RESULTS


ATLANTA, GEORGIA - November 5, 2004 - Mariner Health Care, Inc. ("Mariner") (OTCBB: MHCA) today announced a net loss for the 2004 third quarter of ($5.7) million as compared to net income of $6.1 million for the comparable 2003 period. This loss is primarily attributable to an increase in taxes, merger related charges and discontinued operations. Revenues decreased $26.7 million, or 6.1% to $413.1 million from $439.8 million for the same period last year, primarily due to facilities divested during the three months ended December 31, 2003. For facilities operated at September 30, 2004, revenues increased 5.8% to $413.1 million from $390.5 million for the three months ended September 30, 2003. Mariner achieved a significant improvement in Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization, and certain divestiture and merger related items) to $22.5 million for the third quarter ended September 30, 2004 as compared to $16.8 million for the same period in 2003. For a detailed derivation of Adjusted EBITDA, please refer to the Adjusted EBITDA Reconciliation Schedule attached hereto.


NINE MONTH RESULTS


Consolidated revenues for the nine months ended September 30, 2004 decreased 4.4% to $1,229.7 million from $1,285.7 million for the comparable 2003 period. The decrease in revenues is primarily related to the divestiture of facilities during the fourth quarter of 2003. Mariner recorded net income of $3.9 million for the nine months ended September 30, 2004 as compared to net income of $7.2 million for the comparable 2003 period. Adjusted EBITDA was $74.6 million for the nine months ended September 30, 2004, as compared to $49.1 million for the comparable 2003 nine-month period. Our average per diem rate for Medicare Part A for same facility operations increased 8.8%, from $299.42 for the nine months ended September 30, 2003 to $325.76 for the nine months ended September 30, 2004. This resulted in increased revenues of $25.6 million.


OPERATING COMMENTARY


As a percentage of total revenues, same facility Medicare revenues grew slightly, increasing to 31.3% for the third quarter of 2004 from 30.7% for the same period in 2003. Same facility Medicare revenues associated with Mariner's skilled nursing and long-term acute care hospital segments accounted for 24.6% and 6.7% of total revenues, respectively, for the third quarter of 2004 compared to 24.5% and 6.2% of total revenues, respectively for the same period in 2003.


"In addition to making significant progress with the proposed merger we maintained our operational focus during the quarter," said C. Christian Winkle, Chief Executive Officer. "For the third quarter of 2004, our Adjusted EBITDA margin improved to 5.4% from 4.3% from the same period last year. Furthermore, profitability of both our skilled nursing facility and long-term acute care hospital groups continued to show improvement during the quarter. These improvements reflect the continued success of our operational strategies."

MARINER HEALTH CARE REPORTS
THIRD QUARTER 2004 RESULTS
NOVEMBER 5, 2004
PAGE 2 OF 7


MERGER AGREEMENT


On June 29, 2004, the Company entered into a merger agreement (the "Merger Agreement") with National Senior Care, Inc. ("NSC") and NCARE Acquisition Corp. ("NCARE"), a wholly-owned subsidiary of NSC established for the purpose of acquiring the Company. Pursuant to the Merger Agreement, NCARE will acquire the issued and outstanding shares of common stock of the Company for $30.00 per share in cash. The merger is expected to close in December of 2004 and is subject to various conditions described in the Merger Agreement and the definitive proxy statement, including but not limited to the approval of the stockholders of the Company. The Company has previously announced that it will hold an annual meeting of its stockholders on Tuesday, November 30, 2004 to vote on the proposed merger.


ABOUT MARINER HEALTH CARE


Mariner, headquartered in Atlanta, Georgia, is one of the largest long-term care operators in the United States. Mariner, through its subsidiaries and affiliates, operates 252 skilled nursing facilities and two stand-alone assisted living facilities in 23 states with approximately 31,000 licensed beds, and 12 long-term acute care hospitals with approximately 640 beds. Additional company information is available at http://www.marinerhealthcare.com.


FORWARD LOOKING STATEMENTS


Certain statements in this press release may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA"), or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of the PSLRA. Any such forward-looking statements reflect our beliefs and assumptions and are based on information currently available to us. Forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. Mariner cautions investors that any forward-looking statements we make are not guarantees or indicative of future performance. For additional information regarding factors that may cause our results of operations to differ materially from those presented herein, please see "Risk Factors" contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003.


You can identify forward-looking statements as those that are not historical in nature, particularly those that use terminology such as "may," "will," "should," "expect," "anticipate," "contemplate," "estimate," "believe," "plan," "project," "predict," "potential" or "continue," or the negative of these, or similar terms.


Any subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth or referred to above, as well as the risk factors contained in our Annual Report for the year ended December 31, 2003 on Form 10-K. Except as required by law, we disclaim any obligation to update such statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.


                                     *******

                            MARINER HEALTH CARE, INC.
      CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS DATA AND SUPPLEMENTAL
                              FINANCIAL INFORMATION
            (in thousands, except percentages and per share amounts)
                                   (unaudited)

                                                THREE MONTHS ENDED                 NINE MONTHS ENDED
                                         ---------------------------------   ----------------------------
                                         SEPTEMBER 30,       SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30,
                                             2004                2003             2004           2003
                                         -------------       -------------   -------------  -------------
   Net revenue                             $ 413,103          $ 439,789       $ 1,229,712    $ 1,285,656
   Costs and expenses
     Operating expenses
       Wage and related costs                237,442            263,511           701,098        767,897
       Supplies                               23,179             25,929            69,205         75,733
       Insurance                              16,768             22,579            49,263         65,253
       Provision for bad debt                  4,507              4,315            11,341         13,572
       Rent expense                            8,419              9,014            24,770         26,518
       Other                                  73,808             74,149           218,708        219,567
                                           ---------          ---------       -----------    -----------
         Total operating expenses            364,123            399,497         1,074,385      1,168,540
     General and administrative               27,001             24,473            80,717         70,280
     Merger related costs                      4,880                 --             7,023             --
     Depreciation and amortization            10,239              9,473            30,430         27,239
                                           ---------          ---------       -----------    -----------
       Total costs and expenses              406,243            433,443         1,192,555      1,266,059
                                           ---------          ---------       -----------    -----------
   Operating income                            6,860              6,346            37,157         19,597

   Other (expenses) income
     Interest expense                         (8,220)            (8,924)          (25,926)       (26,713)
     Interest income                             756                710             2,246          2,229
     Other                                        13                (48)              (23)           (99)
                                           ---------          ---------       -----------    -----------
   (Loss) income from continuing
     operations before taxes                    (591)            (1,916)           13,454         (4,986)

   Income tax provision (benefit)              3,415               (747)            5,041         (2,431)
                                           ---------          ---------       -----------    -----------
   (Loss) income from continuing
     operations                               (4,006)            (1,169)            8,413         (2,555)

   Discontinued operations
     Gain (loss) on sale of
       discontinued operations, net
       of tax                                     93              7,200              (758)        10,800
     (Loss) income from discontinued
       operations, net of tax                 (1,803)                48            (3,791)        (1,092)
                                           ---------          ---------       -----------    -----------
   Net (loss) income                       $  (5,716)         $   6,079       $     3,864    $     7,153
                                           =========          =========       ===========    ===========

   (Loss) earnings per share -- basic
     (Loss) income from continuing
       operations                          $   (0.20)         $   (0.06)      $      0.42    $     (0.13)
     Gain (loss) on sale of
       discontinued operations                    --               0.36             (0.04)          0.54
     Loss from discontinued operations         (0.09)                --             (0.19)         (0.05)
                                           ---------          ---------       -----------    -----------
     Net (loss) income per share           $   (0.29)         $    0.30       $      0.19    $      0.36
                                           =========          =========       ===========    ===========
     Weighted average shares
       outstanding                            20,013             20,000            20,011         20,000
                                           =========          =========       ===========    ===========

   (Loss) earnings per share --
     diluted
     (Loss) income from continuing
       operations                          $   (0.20)         $   (0.06)      $      0.42    $     (0.13)
     Gain (loss) on sale of
       discontinued operations                    --               0.36             (0.04)          0.54
     Loss from discontinued operations         (0.09)                --             (0.19)         (0.05)
                                           ---------          ---------       -----------    -----------
     Net (loss) income per share           $   (0.29)         $    0.30       $      0.19    $      0.36
                                           =========          =========       ===========    ===========
     Weighted average shares
       outstanding                            20,013             20,000            20,432         20,000
                                           =========          =========       ===========    ===========

Operating statistics:
   Sources of revenue:
     Medicaid                                   48.2%              48.6%             47.1%          47.8%
     Medicare                                   34.0%              33.0%             34.9%          33.8%
     Private and other                          17.8%              18.4%             18.0%          18.4%

   EBITDA                                  $  15,402          $  23,019       $    63,015    $    56,445

   Adjusted EBITDA                         $  22,496          $  16,808       $    74,551    $    49,063

                          MARINER HEALTH CARE, INC.
             CONDENSED CONSOLIDATED BALANCE SHEET AND OTHER DATA
                      (in thousands, except other data)


                                                                               SEPTEMBER 30, DECEMBER 31,
                                                                                   2004          2003
                                                                               ------------  ------------
                                                                                (UNAUDITED)
                                   ASSETS
Current assets
   Cash and cash equivalents                                                   $     46,766  $     41,934
   Receivables, net of allowance for doubtful accounts of $105,939 and
     $97,448, respectively                                                          213,631       234,098
   Prepaid expenses and other current assets                                         22,748        25,396
                                                                               ------------  ------------
     Total current assets                                                           283,145       301,428

Property and equipment, net of accumulated depreciation of $89,188 and
   $59,255, respectively                                                            530,584       544,356
Reorganization value in excess of amounts allocable to identifiable assets          192,771       192,771
Goodwill, net of accumulated amortization of $970                                     6,797         6,797
Restricted investments                                                               16,962        19,300
Other assets                                                                         35,720        43,082
                                                                               ------------  ------------
     Total assets                                                              $  1,065,979  $  1,107,734
                                                                               ============  ============

                 LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
   Current maturities of long-term debt                                        $     17,183  $      9,663
   Accounts payable                                                                  40,699        69,914
   Accrued compensation and benefits                                                 69,753        69,330
   Accrued insurance obligations                                                     84,544        54,315
   Other current liabilities                                                         56,399        42,202
                                                                               ------------  ------------
     Total current liabilities                                                      268,578       245,424

Long-term debt, net of current maturities                                           366,508       379,973
Long-term insurance reserves                                                        144,202       191,124
Other liabilities                                                                    23,251        31,741
Minority interest                                                                     3,342         3,319
                                                                               ------------  ------------
     Total liabilities                                                              805,881       851,581

Stockholders' equity                                                                260,098       256,153
                                                                               ------------  ------------
     Total liabilities and stockholders' equity                                $  1,065,979  $  1,107,734
                                                                               ============  ============

Other data (skilled nursing facilities and assisted living facilities):
   Number of facilities (end of period):
     Owned                                                                              178           184
     Leased                                                                              75            76
     Managed                                                                              1             4
                                                                               ------------  ------------
                                                                                        254           264
                                                                               ============  ============

   Number of beds (end of period):
     Owned                                                                           21,888        22,262
     Leased                                                                           8,610         8,686
     Managed                                                                            116           541
                                                                               ------------  ------------
                                                                                     30,614        31,489
                                                                               ============  ============

                           MARINER HEALTH CARE , INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                            (unaudited, in thousands)

                     ADJUSTED EBITDA RECONCILIATION SCHEDULE


                                          THREE MONTHS ENDED                   NINE MONTHS ENDED
                                   -------------------------------     --------------------------------
                                   SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,      SEPTEMBER 30,
                                       2004               2003              2004               2003
                                   -------------     -------------     -------------      -------------
Net (loss) income                    $ (5,716)         $  6,079           $  3,864         $   7,153
Add back:
   Provision (benefit) for
     income taxes                       3,415              (747)             5,041            (2,431)
   Interest expense                     8,220             8,924             25,926            26,713
   Interest income                       (756)             (710)            (2,246)           (2,229)
   Depreciation and amortization       10,239             9,473             30,430            27,239
                                     --------          --------           --------         ---------
EBITDA                                 15,402            23,019             63,015            56,445

Adjustments:
   (Gain) loss on sale of
     discontinued operations,
     net of tax                           (93)           (7,200)               758           (10,800)
   Loss (income) from
     discontinued operations,
     net of tax                         1,803               (48)             3,791             1,092
   Loss (income) from
     operations of divested
     facilities (1)                       504             1,037                (36)            2,326
   Merger related costs                 4,880                --              7,023                --
                                     --------          --------           --------         ---------
Adjusted EBITDA                      $ 22,496          $ 16,808           $ 74,551         $  49,063
                                     ========          ========           ========         =========


 (1) This amount relates to loss from operations on facilities that did not qualify for discontinued operations.


EBITDA (which we calculate as net (loss) income before taxes, interest expense, interest income, and depreciation and amortization) and Adjusted EBITDA (which we calculate as EBITDA excluding (gain) loss on sale of discontinued operations, net of tax, loss (income) from discontinued operations, net of tax, loss (income) from operations of divested facilities, and merger related costs) are non-GAAP financial measures. For purposes of Regulation G ("Regulation G") promulgated by the Securities and Exchange Commission, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, statement of stockholders' equity, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measure, which we believe is net (loss) income. Management believes that the presentation of EBITDA and Adjusted EBITDA provide useful information to investors regarding our results of operations because (i) they are useful for trending, analyzing and benchmarking the performance and value of our business, and (ii) Adjusted EBITDA is the means used to calculate compliance with certain ratios appearing in our senior credit facility and the indenture governing our outstanding senior subordinated notes. EBITDA and Adjusted EBITDA should be considered in addition to, not as substitutes for, or superior to, GAAP financial measures or as indicators of operating performance.

                            MARINER HEALTH CARE, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION

                           (AS REPORTED -- UNAUDITED)


                                                THREE MONTHS ENDED                 NINE MONTHS ENDED
                                         ---------------------------------   ----------------------------
                                         SEPTEMBER 30,       SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30,
                                             2004                2003             2004           2003
                                         -------------       -------------   -------------  -------------
NET REVENUE (in thousands):
   Skilled Nursing Services
     Medicaid                             $ 197,570          $  211,161       $   574,272    $   608,797
     Medicare -- Part A                     101,590             109,580           316,533        330,919
     Private & other                         81,005              89,174           240,480        258,546
                                          ---------          ----------       -----------    -----------
   Subtotal                                 380,165             409,915         1,131,285      1,198,262

   LTAC                                      32,891              29,538            98,251         87,570
   Other                                         47                 336               176           (176)
                                          ---------          ----------       -----------    -----------
   Total                                  $ 413,103          $  439,789       $ 1,229,712    $ 1,285,656
                                          =========          ==========       ===========    ===========

PATIENT DAYS (in thousands):
   Skilled Nursing Services
     Medicaid                                 1,620               1,805             4,767          5,299
     Medicare -- Part A                         310                 363               972          1,107
     Private & other                            424                 503             1,266          1,481
                                          ---------          ----------       -----------    -----------
   Total                                      2,354               2,671             7,005          7,887
                                          =========          ==========       ===========    ===========

PER DIEM RATE (including ancillaries):
   Skilled Nursing Services
     Medicaid                             $  121.92          $   117.00       $    120.46    $    114.88
     Medicare -- Part A                      327.89              301.53            325.76         298.99
     Private & other                         191.26              177.29            189.91         174.59
                                          ---------          ----------       -----------    -----------
   Total (1)                              $  161.51          $   153.46       $    161.49    $    151.93
                                          =========          ==========       ===========    ===========

Occupancy -- Skilled Nursing Services          85.0%               86.2%             85.0%          85.8%
                                          =========          ==========       ===========    ===========

(1) Weighted average rates.

                            MARINER HEALTH CARE, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION


                     (SAME FACILITY OPERATIONS -- UNAUDITED)


                                                THREE MONTHS ENDED                 NINE MONTHS ENDED
                                         ---------------------------------   ----------------------------
                                         SEPTEMBER 30,       SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30,
                                             2004                2003             2004           2003
                                         -------------       -------------   -------------  -------------
NET REVENUE (in thousands):
   Skilled Nursing Services
     Medicaid                             $ 197,570          $  186,671       $   573,815    $   537,800
     Medicare -- Part A                     101,590              95,870           316,534        286,988
     Private & other                         81,005              78,105           240,182        226,312
                                          ---------          ----------       -----------    -----------
   Subtotal                                 380,165             360,646         1,130,531      1,051,100

   LTAC                                      32,891              29,538            98,251         87,570
   Other                                         47                 336               176           (176)
                                          ---------          ----------       -----------    -----------
   Total                                  $ 413,103          $  390,520       $ 1,228,958    $ 1,138,494
                                          =========          ==========       ===========    ===========

PATIENT DAYS (in thousands):
   Skilled Nursing Services
     Medicaid                                 1,620               1,631             4,767          4,798
     Medicare -- Part A                         310                 317               972            958
     Private & other                            424                 446             1,266          1,320
                                          ---------          ----------       -----------    -----------
   Total                                      2,354               2,394             7,005          7,076
                                          =========          ==========       ===========    ===========

PER DIEM RATE (including ancillaries):
   Skilled Nursing Services
     Medicaid                             $  121.92          $   114.42       $    120.36    $    112.09
     Medicare -- Part A                      327.89              302.01            325.76         299.42
     Private & other                         191.26              175.15            189.74         171.42
                                          ---------          ----------       -----------    -----------
   Total (1)                              $  161.51          $   150.59       $    161.39    $    148.53
                                          =========          ==========       ===========    ===========

Occupancy -- Skilled Nursing Services          85.4%               86.1%             85.2%          85.7%
                                          =========          ==========       ===========    ===========


(1)    Weighted average rates.